Exhibit 99.1

NEWS RELEASE

Drilling Tools International Corp. Completes Acquisition of

Amsterdam-based European Drilling Projects

Further Demonstrates DTI’s Commitment to Advancing the Directional Drilling

Process with Innovative Tool Development and Global Expansion

HOUSTON — October 3, 2024 — Drilling Tools International Corp., (NASDAQ: DTI) (“DTI” or the “Company”), a global oilfield services company that designs, engineers, manufactures and provides a differentiated, rental-focused offering of tools for use in onshore and offshore drilling operations, as well as other cutting-edge solutions across the well life cycle, today announced that it has closed on its acquisition of European Drilling Projects known as ED Projects (EDP), a global provider of next-generation stabilizers, specialty reamers, and wellbore optimization technology for the drilling industry. Terms of the transaction were not disclosed.

Founded in 2004, EDP has been dedicated to advancing drilling processes and developing innovative tools for the directional drilling market to improve drilling performance and provide value to the customer. EDP designs and manufactures bespoke drilling equipment tailored to address specific industry challenges. These cutting-edge tools, which include the Fixedblade® stabilizer, effectively address recognized limitations in conventional designs and significantly enhance drilling efficiency.

The integration of EDP’s expertise aligns seamlessly with DTI’s international growth strategy and commitment to technological differentiation. The acquisition of EDP not only enhances DTI’s competitive edge but also reinforces its position as a leader in providing innovative drilling solutions to the global oil and gas industry.

Wayne Prejean, Chief Executive Officer of DTI, stated, “This acquisition is another significant step in our technological advancement and global expansion efforts. Specifically, EDP brings additional cutting-edge drilling tool solutions to DTI’s technology portfolio, complementing our existing Drill-N-Ream® technology. By securing EDP’s innovative technology, intellectual property, and key personnel, DTI is poised to offer premium, value-added tools in a market segment typically characterized by commoditization. In addition, the EDP Eastern Hemisphere footprint and established market penetration further compliments DTI’s global expansion strategies.

“Additionally, we are excited to welcome the EDP team to the DTI family and would like to recognize Tom Newman and Lauraine Kaal, founders of EDP, for their visionary approach, deep knowledge base, and their trust in us to carry forward their legacy. Our shared goals create a robust synergy between our organizations and reinforce DTI’s commitment to remaining a market leader and innovator. We are excited to collaborate with Jelle Zwart, Managing Director, and the rest of the talented team at EDP as we continue to address the evolving challenges of the drilling industry.”

Tom Newman added, “Since founding European Drilling Projects in 2004, we have been committed to enhancing the drilling process and pioneering tools for the directional drilling market. We are thrilled to join forces with Drilling Tools International, a company that shares our vision for innovation and excellence in the upstream oil and gas market. DTI, combined with its extensive reach, resources and cutting-edge technologies like our Fixedblade® stabilizer, is a game-changer in the industry. We are excited to see how this partnership will drive further advancements in drilling technology.”

About Drilling Tools International Corp.

DTI is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. With roots dating back to 1984, DTI now operates from 16 service and support centers across North America and maintains 10 international service and support centers across the EMEA and APAC regions. To learn more about DTI, please visit: www.drillingtools.com.

Contact:

DTI Investor Relations

Ken Dennard / Rick Black

InvestorRelations@drillingtools.com

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to source tools and raw materials at a reasonable cost; (5) DTI’s ability to market its services in a competitive industry; (6) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (7) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (8) DTI’s ability to obtain additional capital; (9) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (10) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System (Compass) for the efficient operation of DTI’s business; (11) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (12) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (13) the potential for volatility in the market price of DTI’s common stock; (14) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (15) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (16) DTI’s ability to maintain the listing of its common stock on the Nasdaq Stock Market; and (17) other risks and uncertainties separately disclosed and described in filings and potential filings by DTI with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the risks and uncertainties described in DTI’s annual report on Form 10-K filed March 29, 2024 (the “10-K”). Such forward-looking statements are based on the beliefs of management of DTI, as well as assumptions made by, and information currently available to DTI’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the 10-K. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of each of DTI, including those set forth in the Risk Factors section of the 10-K. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.